[LOGO OMITTED - KOBREN INSIGHT FUNDS]

                        Kobren Insight Management, Inc.

                              KOBREN INSIGHT FUNDS

Kobren Growth                                    Kobren Moderate Growth
Semi-Annual Report                                                 June 30, 2001

--------------------------------------------------------------------------------

Message To Shareholders
SECOND QUARTER REBOUND
SALVAGES MIXED FIRST HALF

[PHOTO OMITTED - ERIC M. KOBREN]

We've seen tremendous market volatility the past few years and 2001 has been no exception. After a rough first quarter, we're pleased to report Kobren Growth and Kobren Moderate Growth rebounded nicely in the second quarter to post only marginal losses for the first half of the year.
   To put things in perspective, the S&P 500 Index gained 5.9% during the quarter, but is down 6.7% since January. The technology-heavy Nasdaq Composite jumped 17.1% during the past three months, but is still down 12.4% since January. Government bonds, on the other hand, had a modest 0.4% total return during the quarter, but are up 4.0% so far this year. Despite better returns, we enter the second half of 2001 more concerned about the state of the economy, corporate earnings and stock valuations than we were three months ago.
   The good news this year is that the Federal Reserve has lowered interest rates six times and federal income taxes have also been reduced. Consumer confidence appears to have stabilized, while home sales and consumer durable goods are healthy. On the minus side of the ledger we have watched businesses drastically cut back on capital expenditures. Whether it is spending for computer networking, telecommunications or industrial equipment, companies have tightened their belts, virtually overnight. Capacity utilization is at an 18-year low, and layoffs in the manufacturing sector appear to be increasing. Perhaps most disconcerting is that many firms have been unable to spur demand (i.e. sales) despite substantial price cuts. It is no better overseas. Europe is slowing and Japan remains in a recession.
   The slowdown is not just seen in government statistics. Here are some personal observations that I'm sure you can relate to. Our lease is up for negotiation and the landlord's opening bid is 22% below what he got six months ago on space next door. According to our real estate broker, tens of thousands of square feet are coming on to the market every week. Not from new construction, but from companies giving space back or trying to sublet. Restaurants that required reservations months in advance now have room for us. New York City hotel prices are still outrageous, but at least you can get a room without making 15 phone calls. College kids have been begging us for summer jobs, and qualified candidates for our full-time positions are jumping at our ads. It is a lot different than it was a year ago.

Why Hold Stock Funds in Uncertain Markets?
   Despite weak business conditions, stocks (S&P 500 Index) are still selling at 27-times trailing earnings. This is high on an historical basis, especially when the prospect for earnings growth is so low. With such a depressed state of affairs, why would we continue to hold any stock funds in our asset allocation mix?
   There are several reasons. The most important reason is that we believe the U.S. (and world) economy will be substantially bigger 10 years from now, and that equity prices will reflect this growth - over the long-term. It takes time for past (and possibly future) interest-rate reductions to impact the economy. Also, fund managers invest in a market of stocks, not a stock market. We may talk about the economy and corporate earnings in the aggregate, but in the final analysis, a company's share price is determined by its earnings prospects. We believe that finding fund managers who share this belief and excel at stock picking will lead to superior long-term risk-adjusted returns.
   Despite our cautious viewpoint, things aren't nearly as bad as past stock market downturns. Remember the late '70s/early '80s when money markets were yielding 15%, inflation was in double digits, and we waited two hours in line to fill up our cars with gas? Remember the Mideast wars and 9.0% unemployment (it is currently 4.5%)? The economy may be weaker now than it was one year ago, but it is not nearly as bad as in past periods, which we survived with barely a scratch. Remember that the stock market is quick to anticipate better times ahead. Even if the economy continues to struggle during the second half, stock prices could easily move higher this year in anticipation of higher growth in 2002.
   The value of investing in a well-managed and diversified portfolio of funds has never been more evident. I'm pleased you've selected us as your mutual fund manager and we will continue to work hard to earn your trust.

                                        Sincerely,

                                        /S/ ERIC M. KOBREN

                                        Eric M. Kobren
                                        President and Portfolio Manager

                          KOBREN GROWTH FUND (6/30/01)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Value of $10,000 invested 12/16/96

                           Kobren Growth Fund
12/16/96                        $10,000
8/18/97                          11,800
4/10/98                          13,253
12/13/98                         12,301
7/28/99                          15,001
3/21/00                          17,760
11/10/00                         15,473
6/30/01                          15,217


                                     12 MONTHS         ANNUALIZED
                         YTD           ENDED        SINCE INCEPTION
TOTAL RETURN (%)       6/30/01        6/30/01          (12/16/96)
----------------       -------       ---------      ---------------

Kobren Growth           -1.0%          -8.2%              +9.7%


KOBREN GROWTH FUND (Ticker: KOGRX): With the Dow Jones Industrial Average losing 2.3%, the S&P 500 declining 6.7% and the tech-heavy Nasdaq shedding 12.4%, we are pleased Kobren Growth only declined a modest 1.0% this year. Increasing exposure to the value camp at the expense of growth funds certainly helped moderate overall losses.
   Our largest fund position at 19.3% of assets, and best performer so far this year, is the OAKMARK fund (+17.3%) managed by Bill Nygren. His shrewd stock picking ability, combined with his strict value discipline, has provided the midas touch as other value managers strayed into the growth area. An additional 6.7% of the portfolio is invested in LONGLEAF PARTNERS (+10.9%), another value fund rewarded by sticking to it's knitting. Headed by long-time manager Mason Hawkins, this fund is fairly concentrated and has historically picked the right stocks as it has a long history of top-quartile returns.
   Our largest growth holding, FIDELITY GROWTH COMPANY bounced 12.0% in the second quarter but still lost 17.7% for the first half. We have a great deal of confidence in manager Steven Wymer, but with over 30% of the fund committed to technology, it was impossible to buck the Nasdaq's trend. We remain committed, however, to maintaining some growth exposure as these hard-hit funds should surge before the economic rebound hits the front page of the papers. Of course, we'll be looking to fine tune the portfolio as conditions change.

Asset Allocation*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Stocks    99%
Cash            1%

Top Holdings*

KOBREN GROWTH                          STYLE                     ALLOC (%)
-------------------                    -----------------------   ---------
Oakmark Fund                           Mid Cap Value               19.3%
Fidelity Equity Income                 Large Cap Value             15.7%
Fidelity Growth Company                Large Cap Growth            10.0%
Fidelity Dividend Growth               Large Cap Blend              8.6%
Marsico Growth & Income                Large Cap Growth             8.3%
Artisan Mid Cap                        Mid Cap Growth               7.3%
Longleaf Partners                      Mid Cap Value                6.7%
Gabelli Growth                         Large Cap Blend              5.8%
INVESCO Health Sciences                Large Cap Growth             4.4%

TOTAL FUND ASSETS                      $64,358,550

Style Allocation*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Mid Cap Value        26%
Large Cap Growth     23%
Large Cap Value      16%
Large Cap Blend      14%
Small Cap Value      13%
Mid Cap Growth        7%
Cash                  1%

Top Sectors**
(Totals may not equal 100%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Services                               17.5
Financial                              15.8
Industrial Cyclicals                   13.8
Health                                 13.1
Technology                             12.4
Energy                                  9.4
Consumer Staples                        5.7
Retail                                  5.5
Consumer Durables                       4.2
Utilities                               2.6


*Based on total net assets.                             **Equities only

--------------------------------------------------------------------------------
Kobren Insight Management, Inc. is the registered investment adviser for Kobren Insight Funds, and Kobren Insight Brokerage, Inc., a NASD broker/ dealer, is the distributor for the Funds. Performance data reflects past performance and is not a guarantee of future results. Total return figures include reinvestment of all distributions. Investment return and principal value will fluctuate with market conditions and an investor's shares when redeemed may be worth more or less than their original cost. International investing has special risks, including currency fluctuation, political and economic instability, and the volatility of emerging markets. The S&P 500 Index is an unmanaged index of common stocks.

2   Kobren Insight Funds-- 2001 Semi-Annual Report

                     Kobren Moderate Growth Fund (6/30/01)

Kobren Moderate Growth Fund (Ticker: KOMGX): The market's much-needed rebound in the second quarter wasn't enough to pull Kobren Moderate Growth into positive territory as we ended the first six months with a 2.6% loss. Relative to the major market indices, however, we were quite pleased with the fund's resilience. Our increased commitment to value funds was timely and helped bolster returns for the first half of the year. Also, our fixed-income component helped mute volatility and provide necessary diversification.
   All of our value funds contributed double-digit returns over the past six months with our largest value holding at 14.4% of assets, Longleaf Partners, gaining 10.9% so far this year. We've owned Longleaf Partners since Wall Street saw value as a dirty word and focused too much on growth funds and technology stocks. The subsequent crash of the dot-coms and the bursting of the technology bubble had virtually no effect on our value holdings.
   Unfortunately, growth funds were not unscathed. Our largest growth holding at 13.3% of assets is Marsico Growth & Income. Shedding many of his technology holdings last year, manager Tom Marsico fared better than most growth fund managers. This fund's 12.8% first half decline still ranked it among the better large-cap growth funds. Going forward, we expect to maintain exposure to both growth and value funds as we seek capital appreciation in a prudently diversified way.

Value of $10,000 invested 12/24/96

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Kobren Moderate Growth
12/24/96                        $10,000
8/18/97                          11,760
4/10/98                          13,437
12/3/98                          12,441
7/28/99                          13,907
3/21/00                          15,241
11/10/00                         14,578
6/30/01                          14,310

--------------------------------------------------------------------------------
                                      12 Months       Annualized
                              YTD       Ended      Since Inception
TOTAL RETURN (%)            6/30/01    6/30/01        (12/24/96)
----------------            -------   ---------    ---------------

Kobren Moderate Growth       -2.6%      -2.3%            +8.3%

--------------------------------------------------------------------------------

Top Holdings*

Kobren Moderate Growth              Style                 Alloc (%)
----------------------              -----------           ------------
Fidelity Dividend Growth            Large Cap Blend       16.8%
Longleaf Partners                   Mid Cap Value         14.4%
Marsico Growth & Income             Large Cap Growth      13.3%
Longleaf Partners Small Cap         Small Cap Value       12.2%
Gabelli Growth                      Large Cap Blend       11.8%
Oakmark Fund                        Mid Cap Value         11.6%
PIMCo High Yield                    Bond                   8.5%
Fidelity Growth Company             Large Cap Growth       6.5%
PIMCo Total Return                  Bond                   4.6%
Dreyfus Cash Management Plus        Money Market           0.4%

Total Fund Assets                   $29,198,684

Asset Allocation*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Stocks               86%
Bonds                     13%
Cash                       1%

Top Sectors**
(Totals may not equal 100%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Services                   23.4
Financial                  18.0
Industrial Cyclicals       13.2
Technology                 12.9
Health                     10.4
Consumer Staples            6.2
Retail                      6.0
Energy                      5.0
Consumer Durables           4.1
Utilities                   0.8
                                                       **Equities only

Style Allocation*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Large Cap Blend             28%
Mid Cap Value               26%
Large Cap Growth            20%
Bonds                       13%
Small Cap Value             12%
Cash                         1%

*Based on total net assets.

--------------------------------------------------------------------------------
The adviser absorbs certain expenses of each Kobren Insight Fund, without which total returns would have been lower. Portfolio holdings are also subject to change. Copyright(C)2001. Reproductions in whole or in part are prohibited except by permission. Data sources: Kobren Insight Management, Inc. and Morningstar. Postmaster: Send address changes to Kobren Insight Funds, PO Box 5146, Westborough, MA 01581-9936. This report must be preceded or accompanied by a prospectus. Please read it carefully before investing. You may obtain a prospectus by calling a Kobren Insight Fund representative at 1-800-4KOBREN (1-800-456-2736) or by visiting www.kobren.com.

--------------------------------------------------------------------------------
                              Kobren Insight Funds-- 2001 Semi-Annual Report   3

                            Portfolio of Investments

                               Kobren Growth Fund
                           June 30, 2001 (unaudited)

SHARES     MUTUAL FUNDS - 100.11%                 VALUE (Note 1)

Mid Cap Value - 26.01%
--------------------------------------------------------------
171,262    Longleaf Partners Fund                  $ 4,312,376
352,719    Oakmark Fund                             12,408,656
    573    Oakmark Select Fund - Class I                15,017
                                                  ------------
                                                    16,736,049
                                                  ------------
Large Cap Growth - 22.70%
--------------------------------------------------------------
109,896    Fidelity Growth Company Fund              6,447,609
 55,202    INVESCO Heallth Sci. Fund - Class I       2,831,293
346,304    Marsico Growth & Income Fund              5,333,079
                                                  ------------
                                                    14,611,981
                                                  ------------
Large Cap Value - 15.65%
--------------------------------------------------------------
193,017    Fidelity Equity Income Fund              10,073,568
                                                  ------------
Large Cap Blend - 14.33%
--------------------------------------------------------------
186,108    Fidelity Dividend Growth Fund             5,506,942
119,243    Gabelli Growth Fund                       3,717,986
                                                  ------------
                                                     9,224,928
                                                  ------------
Small Cap Value - 13.50%
--------------------------------------------------------------
160,406    Fidelity Select Natural Gas Portfolio     3,415,038
212,756    Longleaf Partners Small Cap Fund          5,272,097
                                                  ------------
                                                     8,687,135
                                                  ------------
Mid Cap Growth - 7.33%
--------------------------------------------------------------
177,242    Artisan Mid Cap Fund                      4,695,144
    697    RS Emerging Growth Fund                      24,854
                                                  ------------
                                                     4,719,998
                                                  ------------
Money Market Fund - 0.59%
--------------------------------------------------------------
376,633    Dreyfus Cash Mgmt. Plus Fund                376,633
                                                  ------------

           Total Mutual Funds
             (Cost $60,053,147)                     64,430,292
                                                  ------------

TOTAL INVESTMENTS
    (Cost $60,053,147*)     100.11%                 64,430,292

LIABILITIES NET OF CASH &
   OTHER ASSETS              -0.11%                    (71,742)
                                                  ------------

TOTAL NET ASSETS            100.00%               $ 64,358,550
                                                  ============

* For federal income tax purposes, cost is $60,053,147 and appreciation (depreciation) is as follows:

                           Unrealized appreciation: $5,924,069
                           Unrealized depreciation: (1,546,924)
                                                    ----------
                       Net unrealized appreciation: $4,377,145
                                                    ==========

                          Kobren Moderate Growth Fund
                           June 30, 2001 (unaudited)

SHARES     MUTUAL FUNDS - 100.14%                 VALUE (Note 1)

Large Cap Blend - 28.58%
--------------------------------------------------------------
165,486    Fidelity Dividend Growth Fund           $ 4,896,731
110,550    Gabelli Growth Fund                       3,446,936
                                                  ------------
                                                     8,343,667
                                                  ------------
Mid Cap Value - 26.06%
--------------------------------------------------------------
167,422    Longleaf Partners Fund                    4,215,675
 96,009    Oakmark Fund                              3,377,597
    573    Oakmark Select Fund - Class I                15,017
                                                  ------------
                                                     7,608,289
                                                  ------------
Large Cap Growth - 19.81%
--------------------------------------------------------------
 32,351    Fidelity Growth Company Fund              1,898,023
252,361    Marsico Growth & Income Fund              3,886,364
                                                  ------------
                                                     5,784,387
                                                  ------------
Bonds - 13.07%
--------------------------------------------------------------
259,332    PIMCo High Yield Inst'l Fund              2,479,217
129,364    PIMCo Total Return Inst'l Fund            1,337,623
                                                  ------------
                                                     3,816,840
                                                  ------------
Small Cap Value - 12.17%
--------------------------------------------------------------
143,427    Longleaf Partners Small Cap Fund          3,554,127
                                                  ------------
Money Market Fund - 0.45%
--------------------------------------------------------------
131,221    Dreyfus Cash Mgmt. Plus Fund                131,221
                                                  ------------

           Total Mutual Funds
             (Cost $27,188,545)                     29,238,531
                                                  ------------

TOTAL INVESTMENTS
     (Cost $27,212,259*)        100.14%             29,238,531

LIABILITIES NET OF CASH &
   OTHER ASSETS                  -0.14%                (39,847)
                                                  ------------

TOTAL NET ASSETS                100.00%           $ 29,198,684
                                                  ============

* For federal income tax purposes, cost is $27,212,259 and appreciation (depreciation) is as follows:

                           Unrealized appreciation: $2,191,668
                           Unrealized depreciation:   (165,396)
                                                    ----------
                       Net unrealized appreciation: $2,026,272
                                                    ==========

                       See Notes to Financial Statements

4   Kobren Insight Funds -- 2001 Semi-Annual Report

                      Statements of Assets and Liabilities

                              Kobren Insight Funds
                                 June 30, 2001
                                  (unaudited)

                                                                     KOBREN
                                                     KOBREN         MODERATE
                                                  GROWTH FUND     GROWTH FUND
                                                  -----------     -----------

ASSETS:
Investments, at value
   See Portfolio of Investments                   $64,430,292     $29,238,531
Interest and dividend receivable                        1,097             107
Receivable for fund shares sold                        12,000              --
Unamortized organization costs                          1,920             962
Prepaid expenses and other net assets                   7,472           2,706
                                                  -----------     -----------
   Total assets                                    64,452,781      29,242,306
                                                  -----------     -----------

LIABILITIES:
Payable for fund shares redeemed                       15,000              --
Investment advisory fee payable                        36,744          11,599
Accrued Trustees' fees and expenses                     3,705           1,854
Accrued expenses and other payables                    38,782          30,169
                                                  -----------     -----------
   Total liabilities                                   94,231          43,622
                                                  -----------     -----------

Net Assets                                        $64,358,550     $29,198,684
                                                  ===========     ===========

Investments, at cost                              $60,053,147     $27,212,259
                                                  ===========     ===========

NET ASSETS consist of:
Undistributed net investment income (loss)           (206,288)         12,843
Accumulated net realized gain on investments sold   2,295,440         480,905
Net unrealized appreciation of investments          4,377,145       2,026,272
Par value (Shares of beneficial interest,
   $0.001 per share)                                    5,275           2,612
Paid-in capital in excess of par value             57,886,978      26,676,052
                                                  -----------     -----------

NET ASSETS                                        $64,358,550     $29,198,684
                                                  ===========     ===========

SHARES OUTSTANDING                                  5,274,808       2,612,147
                                                  ===========     ===========

Net asset value, offering and redemption
   price per share                                    $ 12.20         $ 11.18
                                                  ===========     ===========
                       See Notes to Financial Statements
--------------------------------------------------------------------------------
                             Kobren Insight Funds -- 2001 Semi-Annual Report   5

                            Statements of Operations

                              Kobren Insight Funds
               For the Six Months Ended June 30, 2001 (unaudited)

                                                                      KOBREN
                                                     KOBREN          MODERATE
                                                   GROWTH FUND      GROWTH FUND
                                                   -----------      -----------

INVESTMENT INCOME:
Dividends                                           $   80,528       $  143,911
Interest                                                15,213           17,309
                                                    ----------       ----------
   Total investment income                              95,741          161,220
                                                    ----------       ----------

EXPENSES:
Investment advisory fee                                234,653          113,653
Administration fee                                      33,750           33,750
Transfer agent fees                                     25,527           20,210
Custodian fees                                           1,504            1,500
Professional fees                                       11,420            5,491
Trustees' fees and expenses                              7,127            3,378
Registration and filing fees                             7,381            6,823
Amortization of organization costs                       2,083            1,041
Other                                                   11,847            5,713
                                                    ----------       ----------
   Total expenses                                      335,292          191,559
Expenses reimbursed by investment adviser              (22,421)         (40,022)
Other reductions (See note 2)                          (10,842)          (3,160)
                                                    ----------       ----------
   Net expenses                                        302,029          148,377
                                                    ----------       ----------
NET INVESTMENT INCOME (LOSS)                          (206,288)          12,843

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions         2,274,967          446,932
Change in unrealized depreciation of securities     (2,676,575)      (1,304,952)
                                                    ----------       ----------
Net realized and unrealized loss on investments       (401,608)        (858,020)
                                                    ----------       ----------

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                        $ (607,896)      $ (845,177)
                                                    ==========       ==========

See Notes to Financial Statements
--------------------------------------------------------------------------------
6 Kobren Insight Funds -- 2001 Semi-Annual Report

                      Statements of Changes in Net Assets


                                                       Kobren Growth Fund
                                                 -------------------------------
                                                  For the Six
                                                  Months Ended    For the Year
                                                 June 30, 2001       Ended
                                                  (unaudited)  December 31, 2000
                                                 ------------- -----------------

Net investment loss                                $  (206,288)  $   (286,487)
Net realized gain from security transactions         2,274,967      1,311,955
Short term capital gain distributions received              --      1,108,720
Long term capital gain distributions received               --      2,044,424
Change in unrealized depreciation of investments    (2,676,575)   (11,074,551)
                                                   -----------   ------------
Net decrease in net assets resulting from operations  (607,896)    (6,895,939)
Distribution to shareholders from:
   Net investment income and short term capital gain        --       (822,278)
     distributions received
   Net realized gain on investments                         --     (6,137,721)
                                                   -----------   ------------
   Total distributions                                      --     (6,959,999)
Net increase in net assets from fund share
   transactions                                      1,861,220      3,809,826
                                                   -----------   ------------

Net increase (decrease) in net assets                1,253,324    (10,046,112)
Net Assets:
Beginning of period                                 63,105,226     73,151,338
                                                   -----------   ------------
End of period                                      $64,358,550   $ 63,105,226
                                                   -----------   ------------

                                                   Kobren Moderate Growth Fund
                                                 -------------------------------
                                                  For the Six
                                                  Months Ended    For the Year
                                                 June 30, 2001       Ended
                                                  (unaudited)  December 31, 2000
                                                 ------------- -----------------

Net investment income                              $    12,843   $    133,234
Net realized gain (loss) from security transactions    446,932       (356,942)
Short term capital gain distributions received              --        239,199
Long term capital gain distributions received               --      1,489,485
Change in unrealized depreciation of investments    (1,304,952)    (1,948,692)
                                                   -----------   ------------
Net decrease in net assets resulting from operations (845,177) (443,716) Distribution to shareholders from:
   Net investment income and short term capital gain
      distributions received                                --       (372,437)
   Net realized gain on investments                         --     (3,160,625)
                                                   -----------   ------------
   Total distributions                                      --     (3,533,062)
Net decrease in net assets from fund share
   transactions                                     (2,879,799)    (3,883,531)
                                                   -----------   ------------

Net decrease in net assets                          (3,724,976)    (7,860,309)
Net Assets:
Beginning of period                                 32,923,660     40,783,969
                                                   -----------   ------------
End of period                                      $29,198,684   $ 32,923,660
                                                   -----------   ------------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
                             Kobren Insight Funds -- 2001 Semi-Annual Report   7

                              Financial Highlights

                               Kobren Growth Fund

For a fund share outstanding throughout the period.

                                                   FOR THE SIX
                                                  MONTHS ENDED  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                                  JUNE 30, 2001     ENDED        ENDED        ENDED        ENDED        ENDED
                                                   (UNAUDITED)    12/31/00     12/31/99     12/31/98(F)  12/31/97    12/31/96(A)
                                                  ------------- ------------ ------------ ------------ ------------ --------------

Net asset value - beginning of period                $12.32       $15.34       $12.54       $11.51       $10.24       $10.00

Net investment income (loss)                          (0.04)       (0.04)       (0.04)       (0.02)        0.05         --(d)
Short term capital gains distributions received          --         0.22         0.14         0.05         0.22           --
Net realized and unrealized gain (loss)
   on investments                                     (0.08)       (1.68)        3.63         1.29         1.27         0.24
                                                    -------      -------      -------      -------      -------         ----
Net increase (decrease) in net assets resulting
   from investment operations                         (0.12)       (1.50)        3.73         1.32         1.54         0.24

Distributions from net investment income                 --           --           --           --        (0.05)          --
Distributions from net realized short term capital
   gains from operations and distributions received      --        (0.19)       (0.10)       (0.03)       (0.22)          --
Distributions from net realized capital gains            --        (1.33)       (0.83)       (0.26)        --(d)          --
                                                    -------      -------      -------      -------      -------         ----
Total distributions                                      --        (1.52)       (0.93)       (0.29)       (0.27)          --

Net asset value - end of period                      $12.20       $12.32       $15.34       $12.54       $11.51       $10.24
                                                    =======      =======      =======      =======      =======         ====

Total return (b)                                      (0.97)%      (9.75)%      29.70%       11.45%       15.03%        2.40%
                                                    =======      =======      =======      =======      =======         ====

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $64,359      $63,105      $73,151      $64,507      $62,509         $251
Ratio of net investment income (loss) to
   average net assets                                 (0.66)%(c)   (0.41)%      (0.34)%      (0.19)%       0.60%       (0.97)%(c)(e)
Ratio of operating expenses to average net assets
   before fees waived and/or expenses reimbursed
   by investment adviser and other reductions          1.07%(c)     1.06%        1.07%        1.07%        1.28%         n/a(e)
Ratio of operating expenses to average net assets
   after reimbursements and reductions                 0.97%(c)     0.99%        0.98%        0.91%        0.89%        1.00%(c)
Portfolio turnover rate                                  35%          93%          66%          62%          43%         n/a(e)

(a) Kobren Growth Fund commenced operations on December 16, 1996.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Growth Fund was in operation for a short period of time, these ratios are not meaningful.
(f ) Per share net investment income has been calculated using the monthly average share method.

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
8   Kobren Insight Funds -- 2001 Semi-Annual Report

                              FINANCIAL HIGHLIGHTS

                           KOBREN MODERATE GROWTH FUND

For a fund share outstanding throughout the period.

                                                   FOR THE SIX
                                                  MONTHS ENDED  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                                  JUNE 30, 2001     ENDED        ENDED        ENDED        ENDED        ENDED
                                                   (UNAUDITED)    12/31/00     12/31/99     12/31/98     12/31/97    12/31/96(A)
                                                  ------------- ------------ ------------ ------------ ------------ --------------

Net asset value - beginning of period                $11.48       $13.02       $11.86       $11.94       $10.06       $10.00

Net investment income                                  --(d)        0.05         0.09         0.16         0.19         --(d)
Short term capital gains distributions received          --         0.08         0.07         0.06         0.27           --
Net realized and unrealized gain (loss)
   on investments                                     (0.30)       (0.30)        1.75         0.20         1.88         0.06
                                                    -------      -------      -------      -------      -------         ----
Net increase (decrease) in net assets resulting
   from investment operations                         (0.30)       (0.17)        1.91         0.42         2.34         0.06

Distributions from net investment income                 --        (0.05)       (0.08)       (0.16)       (0.19)          --
Distributions from net realized short term capital
   gains from operations and distributions received      --        (0.25)       (0.08)       (0.06)       (0.27)          --
Distributions from net realized capital gains            --        (1.07)       (0.59)       (0.28)        --(d)          --
                                                    -------      -------      -------      -------      -------         ----
Total distributions                                      --        (1.37)       (0.75)       (0.50)       (0.46)          --

Net asset value - end of period                      $11.18       $11.48       $13.02       $11.86       $11.94       $10.06
                                                    =======      =======      =======      =======      =======         ====

Total return (b)                                      (2.61)%      (1.29)%      16.06%        3.44%       23.25%        0.60%
                                                    =======      =======      =======      =======      =======         ====

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $29,199      $32,924      $40,784      $46,958      $43,381         $190
Ratio of net investment income (loss) to
   average net assets                                  0.08%(c)     0.37%        0.61%        1.15%        2.76%        8.95%(c)(e)
Ratio of operating expenses to average net assets
   before fees waived and/or expenses reimbursed
   by investment adviser and other reductions          1.26%(c)     1.21%        1.21%        1.13%        1.58%         n/a(e)
Ratio of operating expenses to average net assets
   after reimbursements and reductions                 0.98%(c)     1.00%        0.95%        0.91%        0.92%        1.00%(c)
Portfolio turnover rate                                  55%          70%          57%          50%          14%         n/a(e)

(a) Kobren Moderate Growth Fund commenced operations on December 24, 1996.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Moderate Growth Fund was in operation for a short period of time, these ratios are not meaningful.

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
                             Kobren Insight Funds -- 2001 Semi-Annual Report   9

                         Notes to Financial Statements

                Kobren Insight Funds - June 30, 2001 (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

   Kobren Insight Fund (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of June 30, 2001 the Trust offered shares of three funds, Kobren Growth Fund, Kobren Moderate Growth Fund and Delphi Value Fund. Information presented in these financial statements pertains only to Kobren Growth Fund and Kobren Moderate Growth Fund (individually, a "Fund" and collectively, the "Funds"). These Funds seek to achieve their investment objectives by investing primarily in shares of other investment companies ("underlying funds"), but also may invest directly in securities that are suitable investments for that Fund. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

USE OF ESTIMATES -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- The underlying funds are valued according to their stated net asset value. Each Fund's other investment securities are valued at the last sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are valued at amortized cost which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS -- It is the policy of Kobren Growth Fund and Kobren Moderate Growth Fund to declare and pay dividends from net investment income annually. Each Fund will distribute net realized capital gain if any (including net short-term capital gains) annually, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains for each Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by a Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

FEDERAL INCOME TAX -- Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, applicable to regulated investment companies, by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

EXPENSES -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Certain of the Trust's other expenses are allocated equally to those funds which make up the Trust. Other expenses of the Trust are allocated among the funds based upon relative net assets of each fund.

2.  INVESTMENT  ADVISORY  FEE,   ADMINISTRATION  FEE  AND  OTHER  RELATED  PARTY
TRANSACTIONS

   The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobren Insight Management, Inc. ("KIM"). The Advisory Agreement provides that each Fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 0.75% of each Fund's average daily net assets. KIM has voluntarily agreed to limit each Fund's other operating expenses to 0.25% of each Fund's average daily net assets until January 1, 2002.

   The Trust has also entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), a member of PNC Financial Services Group, Inc. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Boston Safe Deposit and Trust Company, an indirectly wholly-owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, serves as distributor of the Fund' shares and bears all distribution costs. No distribution fees are paid by the Funds.

--------------------------------------------------------------------------------
10   Kobren Insight Funds-- 2001 Semi-Annual Report

                         Notes to Financial Statements

                KOBREN INSIGHT FUNDS - JUNE 30, 2001 (UNAUDITED)

   For the six months ended June 30, 2001 expense reimbursements are as follows:

                                     EXPENSES REIMBURSED
                                    BY INVESTMENT ADVISER   OTHER REDUCTIONS (1)
                                    ---------------------   --------------------

Kobren Growth Fund                         $ 22,421             $ 10,842
Kobren Moderate Growth Fund                  40,022                3,160

(1) Reimbursement to Funds of 12b-1 distribution fees paid to KIB by certain fund investments held in the portfolios owned by the Funds.

   No officer, director or employee of KIM, KIB, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual retainer fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.

3. SUB-TRANSFER AGENT FEES

   The Funds are subject to sub-transfer agent fees consisting of broker-dealer and fund network fees at an annual rate of up to 0.10% of the average daily balances of accounts invested through those networks. Costs of $7,165 and $3,315 were incurred by Kobren Growth Fund and Kobren Moderate Growth Fund, respectively, for the six months ended June 30, 2001.

4. PURCHASES AND SALES

   The aggregate amounts of purchases and sales of underlying funds and investment securities, other than short-term securities, for the six months ended June 30, 2001, were as follows:

                                          PURCHASES                         SALES
                            U.S. GOVERNMENT        OTHER    U.S. GOVERNMENT     OTHER
                            ---------------   ------------  --------------- ------------
Kobren Growth Fund                   $   --   $ 24,770,107   $       --     $ 22,064,996
Kobren Moderate Growth Fund              --     16,783,079    2,728,125       16,704,235

5. SHARES OF BENEFICIAL INTEREST

   As of June 30, 2001, an unlimited number of shares of beneficial interest, par value $0.001, was authorized for the Trust. Changes in shares of beneficial interest were as follows:

                                                       SIX MONTHS ENDED             YEAR ENDED
                                                        JUNE 30, 2001            DECEMBER 31, 2000
                                                      SHARES      AMOUNT       SHARES       AMOUNT
                                                     --------   -----------   --------   ------------
Kobren Growth Fund:
Shares sold                                           559,925   $ 6,788,007    699,011   $ 10,519,049
Shares issued as reinvestment of distributions             --            --    559,144      6,888,651
Shares redeemed                                      (406,565)   (4,926,787)  (905,374)   (13,597,874)
                                                     --------   -----------   --------   ------------
Net increase (decrease)                               153,360   $ 1,861,220    352,781   $  3,809,826
                                                     ========   ===========   ========   ============

Kobren Moderate Growth Fund:
Shares sold                                            48,412   $   541,709    175,658   $  2,249,527
Shares issued as reinvestment of distributions             --            --    293,814      3,373,020
Shares redeemed                                      (305,188)   (3,421,508)  (733,493)    (9,506,078)
                                                     --------   -----------   --------   ------------
Net decrease                                         (256,776)  $(2,879,799)  (264,021)  $ (3,883,531)
                                                     ========   ===========   ========   ============

   At June 30, 2001, KIM and its affiliates owned 1,765,355 and 510,515 shares of Kobren Growth Fund and Kobren Moderate Growth Fund, respectively.

--------------------------------------------------------------------------------
                             Kobren Insight Funds-- 2001 Semi-Annual Report   11

                         Notes to Financial Statements

                Kobren Insight Funds - June 30, 2001 (unaudited)

6. ORGANIZATION EXPENSES

   Expenses incurred in connection with the organization of each Fund are being amortized on a straight-line basis over a period not to exceed sixty months from the date upon which each Fund commenced its operations.

7. RISK FACTORS OF THE FUND

   Investing in underlying fund through a Kobren Insight Fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying fund. A Fund, together with the other funds and any "affiliated persons" (as such term is defined in the 1940 Act), may purchase only up to 3% of the total outstanding securities of an underlying fund. Accordingly, when the Trust, KIM or their affiliates hold shares of any of the underlying funds, each Fund's ability to invest fully in shares of such underlying funds may be restricted, and KIM must then, in some instances, select alternative investments for the Fund.

--------------------------------------------------------------------------------
12   Kobren Insight Funds -- 2001 Semi-Annual Report